UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Jabil Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on January 21, 2021.

JABIL INC.

Meeting Information

Meeting Type:             Annual Meeting

For holders as of:      November 30, 2020

Date: January 21, 2021     Time: 10:00 a.m., Eastern Time

Location: Meeting live via the Internet-please visit

   www.virtualshareholdermeeting.com/JBL2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/JBL2021 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

JABIL INC. 10560 DR. MARTIN LUTHER KING, JR. ST. N ST. PETERSBURG, FL 33716

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT             ANNUAL REPORT

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— How To Vote — Please Choose One of the Following Voting Methods

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Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote FOR all ten (10) director nominees listed and FOR Proposals 2, 3, 4 and 5.

1.  Elect ten directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominees:

1a.   Anousheh Ansari

1b.   Martha F.  Brooks

1c.   Christopher S.  Holland

1d.   Timothy L.  Main

1e.   Mark T.  Mondello

1f.    John C.  Plant

1g.   Steven A.  Raymund

1h.   Thomas A.  Sansone

1i.    David M.  Stout

1j.    Kathleen A.  Walters

2.  Ratify the appointment of Ernst & Young LLP as Jabil’s independent registered public accounting firm for the fiscal year ending August 31, 2021.

3.  Approve (on an advisory basis) Jabil’s executive compensation.

4.  Approve the Jabil Inc. 2021 Equity Incentive Plan.

5.  Approve an Amendment to the Jabil Inc. 2011 Employee Stock Purchase Plan to Increase Shares Available for Issuance.

Stockholders also will consider any other matters that may properly come before the Annual Meeting.